                         NATIONAL HEALTHCARE CORPORATION

               1997 STOCK OPTION & STOCK APPRECIATION RIGHTS PLAN

                                TABLE OF CONTENTS

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                                                                                                PAGE
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Section 1.        Purpose..........................................................................1

Section 2.        Definitions......................................................................1
         2.1      "Board of Directors" or "Board"..................................................1
         2.2      "Code"...........................................................................1
         2.3      "Committee"......................................................................1
         2.4      "Common Stock"...................................................................1
         2.5      "Employee".......................................................................1
         2.6      "ISO"............................................................................2
         2.7      "Non-Qualified Option"...........................................................2
         2.8      "Option".........................................................................2
         2.9      "Participant"....................................................................2
         2.10     "SAR"............................................................................2
         2.11     "Subsidiary".....................................................................2

Section 3.        Eligibility......................................................................2

Section 4.        Common Stock Subject to the Plan.................................................2
         4.1      Number...........................................................................2
         4.2      Terminated/Reacquired Options....................................................2

Section 5.        Administration of the Plan.......................................................3
         5.1      Committee........................................................................3
         5.2      Options..........................................................................3
         5.3      Plan Interpretation..............................................................3
         5.4      Committee Interpretations Conclusive.............................................3
         5.5      Committee Voting.................................................................4
         5.6      Committee Exculpation............................................................4
         5.7      Granting of Options to Directors and Officers....................................4

Section 6.        Terms and Conditions of Options..................................................4
         6.1      ISOs.............................................................................4
         6.2      Non-Qualified Options............................................................6
         6.3      SARs.............................................................................7
         6.4      Terms and Conditions Common to All Options.......................................8
         6.5      Payment of Exercise Price with Previously Issued Stock..........................10
         6.6      Modification, Extension and Renewal of Options..................................10
         6.7      Fixed Option Grant of Non-Qualified Stock Options to Certain Directors..........10
         6.8      Transfer of Non-Qualified Options and SARs......................................10
         6.9      Rights as a Stockholder.........................................................11

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         6.10     Other Option Agreement Provisions...............................................11

Section 7.        Adjustments.....................................................................11
         7.1      Reorganization, Merger, Recapitalization, Etc...................................11
         7.2      Sale of Not Less Than 50% of Common Stock.......................................11
         7.3      Acceleration of Vesting.........................................................12
         7.4      Limited Rights Upon Company's Restructure.......................................12
         7.5      Effect of Options on Company's Capital and Business Structure...................12

Section 8.        Effect of the Plan on Employment Relationship...................................12

Section 9.        Amendment of the Plan...........................................................12

Section 10.       Compliance with Rule 16b-3 and Code Section 422.................................13

Section 11.       Investment Purpose..............................................................13

Section 12.       Indemnification of Committee....................................................13

Section 13.       Termination of the Plan.........................................................13

Section 14.       Application of Funds............................................................14

Section 15.       No Obligation to Exercise Option................................................14

Section 16.       Effective Date of the Plan......................................................14

                         NATIONAL HEALTHCARE CORPORATION
              1997 STOCK OPTION AND STOCK APPRECIATION RIGHTS PLAN

         Section 1. Purpose. The purpose of the NATIONAL HEALTHCARE CORPORATION 1997 Stock Option and Stock Appreciation Rights Plan (the "Plan") is to promote the interests of NATIONAL HEALTHCARE CORPORATION, a Delaware corporation (the "Company"), and its stockholders by providing an opportunity to selected employees, officers, directors, consultants and advisors of the Company or any Subsidiary thereof to purchase Common Stock of the Company or acquire stock appreciation rights in the Company. By encouraging such stock ownership and/or stock appreciation rights, the Company seeks to attract, retain and motivate such employees and persons and to encourage such employees and persons to devote their best efforts to the business and financial success of the Company. It is intended that this purpose will be effected by the granting of "non-qualified stock options" and/or "incentive stock options" to acquire the Common Stock of the Company and "stock appreciation rights" in the Company. Under the Plan, the Committee shall have the authority (in its sole discretion) to grant "incentive stock options" within the meaning of section 422(b) of the Code and "non-qualified stock options" and "stock appreciation rights" to which Code section 421 does not apply. The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

         Section 2. Definitions. For purposes of the Plan, the following terms used herein shall have the following meanings, unless a different meaning is clearly required by the context.

                  2.1 "Board of Directors" or "Board" shall mean the Board of Directors of the Company.

                  2.2 "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  2.3 "Committee" shall mean the Executive Committee of the Board of Directors or such other committee established by the Board of Directors to which it delegates administration of the Plan under section 5.1 hereof, or if no committee is then administering the Plan, the Board of Directors.

                  2.4 "Common Stock" shall mean the common stock, $0.01 par value, of the Company.

                  2.5 "Employee" shall mean (i) with respect to an ISO, any person, including an officer or director of the Company, who, at the time an ISO is granted to such person hereunder, is employed, as such term is used in Code section 422 and the Treasury Regulations promulgated thereunder, on a full-time basis by the Company or any Subsidiary of the Company, and (ii) with respect to a Non-Qualified Option or SAR, any person employed by or performing services, whether as an employee or otherwise, for the Company, any Subsidiary of the Company, or National Health Corporation, a Tennessee corporation, ("National"), including, without limitation, their directors and officers.

                  2.6 "ISO" shall mean an Option to purchase Common Stock granted under the Plan that constitutes and shall be treated as an "incentive stock option," as such phrase is defined in section 422(b) of the Code.

                  2.7 "Non-Qualified Option" shall mean an option to purchase Common Stock granted to an Employee pursuant to the Plan that is not an "incentive stock option," with respect to which Code section 421 does not apply, and that shall not constitute nor be treated as an ISO.

                  2.8 "Option" shall mean any ISO, Non-Qualified Option or SAR granted to an Employee pursuant to this Plan.

                  2.9 "Participant" shall mean an Employee to whom an Option has been granted pursuant to this Plan.

                  2.10 "SAR" shall mean a stock appreciation right as described in section 6.3 hereof.

                  2.11 "Subsidiary" shall have the meaning set forth for "subsidiary corporation" in section 424(f) of the Code.

         Section 3. Eligibility. Options may be granted to any Employee. The Committee shall have the sole authority to select the persons to whom Options are to be granted hereunder and to determine whether a person is to be granted an ISO, a NonQualified Option, an SAR, or any combination thereof. No person shall have any right to participate in the Plan. Any person selected by the Committee for participation during any one period shall not by virtue of such participation have the right to be selected as a Participant for any other period. Any Participant may hold at any time more than one (1) Option, but only upon such terms as provided hereunder and any agreement evidencing such Options.

         Section 4. Common Stock Subject to the Plan.

                  4.1 Number. The total number of shares of Common Stock for which Options may be granted under this Plan and all other option and stock purchase plans of the Company shall not exceed in the aggregate One Million (1,000,000) shares of Common Stock.

                  4.2 Terminated/Reacquired Options. The shares of Common Stock that may be subject to Options granted under this Plan may be either authorized and unissued shares or shares reacquired at any time and now or hereafter held as treasury stock as the Committee may determine. In the event any outstanding Option expires or is terminated for any reason, the shares allocable to the unexercised portion of such Option shall again become available for issuance pursuant to the Plan. If any shares of Common Stock acquired pursuant to the exercise of an Option shall have been repurchased or reacquired by the Company, then such shares shall again become available for issuance pursuant to the Plan.

         Section 5.  Administration of the Plan.

                  5.1 Committee. The Plan shall be administered, with the advice and recommendations of the Company's compensation committee, if such committee is then in existence, by the Executive Committee of the Board of Directors or, at the Board of Directors' discretion, any committee of the Board of Directors established thereby to which it delegates the administration of the Plan. If at any time that there is no Executive Committee in existence and the Board of Directors has not delegated the administration of the Plan to any other committee established by the Board, then the Company's Board of Directors shall administer the Plan and in such event all references herein to the Committee shall be deemed to be references to the Board of Directors.

                  5.2 Options. The Committee shall have the sole authority and discretion under the Plan (i) to select the Employees who are to be granted Options hereunder; (ii) to designate whether any Option to be granted hereunder is to be an ISO, a Non-Qualified Option or an SAR; (iii) to establish the number of shares of Common Stock that may be issued upon the exercise of each Option;
(iv) to determine the time and the conditions subject to which Options may be exercised in whole or in part; (v) to determine the form of the consideration that may be used to purchase shares of Common Stock upon exercise of any Option (including the circumstances under which the Company's issued and outstanding shares of Common Stock may be used by a Participant to exercise an Option); (vi) to provide financing, upon such terms and conditions as the Committee shall determine, to optionees for the purchase of Common Stock upon the exercise of Options granted hereunder; (vii) to impose restrictions and/or conditions with respect to shares of Common Stock acquired upon exercise of an Option; (viii) to determine the circumstances under which shares of Common stock acquired upon exercise of any Option may be subject to repurchase by the Company; (ix) to determine the circumstances and conditions subject to which shares acquired upon exercise of an Option may be sold or otherwise transferred, including, without limitation, the circumstances and conditions subject to which a proposed sale of shares of Common Stock acquired upon exercise of an Option may be subject to the Company's right of first refusal (as well as the terms and conditions of any such right of first refusal); (x) to establish vesting provisions for any Option relating to the time (or the circumstance) when the Option may be exercised by a Participant, including vesting provisions that may be contingent upon the Company meeting specified financial goals; (xi) to accelerate the time when outstanding Options may be exercised, provided, however, that any ISO may be "accelerated" only as permitted by section 424(h) of the Code; and (xii) to establish any other terms, restrictions and/or conditions applicable to any Option not inconsistent with the provisions of the Plan, and, with respect to ISOs, not inconsistent with the provisions of Code section 422.

                  5.3 Plan Interpretation. The Committee shall be authorized to interpret the Plan and any Option granted hereunder and may, from time to time, adopt such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the purpose of the Plan.

                  5.4 Committee Interpretations Conclusive. The interpretation and construction by the Committee of any provision of the Plan, any Option granted hereunder or any agreement evidencing any such Option shall be final and conclusive upon all parties, except as may otherwise be determined by the Board of Directors.

                  5.5 Committee Voting. Subject to section 5.7 hereof, directors of the Company (or members of the Committee) who are either eligible for Options hereunder, or to whom Options have been granted hereunder, may vote on any matter affecting the administration of the Plan or the granting of Options under the Plan; provided, however, that no director (or member of the Committee) shall vote upon the granting of an Option to himself, but any such director (or Committee member) may be counted in determining the existence of a quorum at any meeting of the Board of Directors (or the Committee) at which the Plan is administered or action is taken with respect to the granting of any Option.

                  5.6 Committee Exculpation. All expenses and liabilities incurred by the Committee in the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons in connection with the administration of the Plan. The Company, and its officers and directors, shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Committee or Board of Directors shall be liable for any action, determination or interpretation taken or made in good faith with respect to the Plan or any Option granted hereunder.

                  5.7 Granting of Options to Directors and Officers. Administrative discretion regarding the selection of any director or officer of the Company to whom Options may be granted pursuant to this Plan, or the determination of the number of shares of Common Stock that may be allocated to such Options and the terms thereof, shall be exercised in the following manner:
(i) approval in advance by the full Board of Directors; (ii) approval in advance by a committee that is composed solely of two or more Non-Employee Directors, as such term is defined under Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934; (iii) approval in advance by a majority of the Company's shareholders in accordance with Rule 16b-3; (iv) ratification by a majority of the Company's shareholders no later than the next annual shareholder meeting; or (v) the officer or director retains the issuer equity securities for a period of six (6) months following their acquisition in accordance with Rule 16b-3.

         Section 6. Terms and Conditions of Options.

                  6.1 ISOs. The terms and conditions of each ISO granted under the Plan shall be specified by the Committee, shall be set forth in a written ISO agreement between the Company and the Participant in such form as the Committee shall approve, and shall be clearly identified therein as an ISO. The terms and conditions of each ISO shall be such that each ISO issued hereunder shall constitute and be treated as an "incentive stock option" as defined in section 422 of the Code. The terms and conditions of any ISO granted hereunder need not be identical to those of any other ISO granted hereunder.

Notwithstanding the above, the terms and conditions of each ISO shall include the following:

                  6.1.1 The option price shall not be less than one hundred percent (100%) (or one hundred ten percent (110%) in the case of an Employee referred to in section 6.1.3 hereof) of the fair market value, as determined in good faith by the Board of Directors in accordance with Code section 422(c)(7), of the shares of Common Stock subject to the ISO on the date the ISO is granted, but in no event shall the option price be less than the par value of such shares, which price shall be payable in U.S. dollars upon the exercise of such ISO and paid, except as otherwise provided in section 6.5, in cash or by check immediately upon exercise.

                  6.1.2 The Committee shall fix the term of all ISOs granted pursuant to the Plan, including the date on which such ISO shall expire and terminate; provided, however, that such term shall in no event exceed ten (10) years from the date on which such ISO is granted (or, in the case of an ISO granted to an Employee referred to in section
         6.1.3 hereof, such term shall in no event exceed five (5) years from the date on which such ISO is granted). Each ISO shall be exercisable in such amount or amounts, under such conditions and at such times or intervals or in such installments as shall be determined by the Committee in its sole discretion.

                  6.1.3 An ISO shall not be granted to an Employee who, at the time the ISO is granted, owns (actually or constructively under the provisions of Code section 424(d)) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or Subsidiary of the Company (taking into account the attribution rules of Code section 424), unless the option price is at least one hundred ten percent (110%) of the fair market value (determined as of the time the ISO is granted) of the shares of Common Stock subject to the ISO and the ISO by its terms is not exercisable more than five (5) years from the date it is granted. Notwithstanding any other provision of the Plan, the provisions of this section 6.1.3 shall not apply, or be construed to apply, to any Non-Qualified Option or SAR granted under the Plan.

                  6.1.4 In the event the Company or any Subsidiary of the Company is required to withhold any Federal, state or local taxes in respect of any compensation income realized by the Participant as a result of any "disqualifying disposition" of any shares of Common Stock acquired upon exercise of an ISO granted hereunder, the Company shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state or local taxes required to be so withheld or, if such payments are insufficient to satisfy such Federal, state or local taxes, or if no such payments are due or to become due to such Participant, then such Participant shall be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Committee in its sole discretion.

                  6.1.5 If upon the exercise of one or more Options granted pursuant to this or any other plan of the Company or any Subsidiary of the Company that are designated as ISOs upon the grant thereof, a portion of such exercised Options are not treated as ISOs pursuant to Code section 422(d), which sets a limit upon the aggregate fair market value (determined at the time the ISOs are granted) of stock subject to ISOs that may become exercisable by the optionee thereof for the first time during any calendar year, then the Company shall issue one or more certificates evidencing the Common Stock acquired pursuant to the exercise of ISOs and one or more certificates evidencing the Common Stock acquired pursuant to the exercise of Options not treated as ISOs in accordance with Code section 422 and shall so identify such certificates in the Company's stock transfer records.

                  6.1.6 Following a transfer of stock to a Participant pursuant to such Participant's exercise of an ISO, the Company or any Subsidiary of the Company shall (on or before January 31 of the calendar year following the year of such transfer) furnish to such Participant the written statement prescribed by Code section 6039 and the Treasury Regulations promulgated thereunder.

                  6.2 Non-Qualified Options. The terms and conditions of each NonQualified Option granted under the Plan shall be specified by the Committee, in its sole discretion, shall be set forth in a written option agreement between the Company and the Participant in such form as the Committee shall approve, and shall be clearly identified therein as a Non-Qualified Option. The terms and conditions of each Non-Qualified Option shall be such that each Non-Qualified Option granted hereunder shall not constitute or be treated as an "incentive stock option," as such phrase is defined in section 422 of the Code, and will be a "non-qualified stock option" for Federal income tax purposes to which Code section 421 does not apply. The terms and conditions of any Non-Qualified Option granted hereunder need not be identical to those of any other Non-Qualified Option granted hereunder. Notwithstanding the above, the terms and conditions of each NonQualified Option shall include the following:

                  6.2.1 The option price shall be as determined by the Committee, but in no event shall the option price be more than one hundred percent (100%) of the fair market value, as determined in good faith by the Committee, of the shares of Common Stock subject to the Non-Qualified Option on the date such Non-Qualified Option is granted, nor less than the par value of such shares. The Committee may, in its sole discretion, include in a Non-Qualified Option issued to an Employee a provision providing for a reduction of the option price at a set future date or dates on the condition that certain Company objectives, as determined by the Committee, shall have been achieved by such date.

                  6.2.2 The Committee shall fix the term of all Non-Qualified Options granted pursuant to the Plan (including the date on which such Non-Qualified Option shall expire and terminate). Such term may be more than ten (10) years from the date on which such Non-Qualified Option is granted. Each Non-Qualified Option shall be exercisable in such amount or amounts, under such conditions, and at such times or intervals or in such installments as shall be determined by the Committee in its sole discretion.

                  6.2.3 In the event the Company, a Subsidiary thereof, or National is required to withhold any Federal, state or local taxes in respect of any compensation income realized by the Participant in respect of a Non-Qualified Option granted hereunder or in respect of any shares of Common Stock acquired upon exercise of a Non-Qualified Option, the Company, a Subsidiary thereof, or National shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state or local taxes required to be so withheld or, if such payments are insufficient to satisfy such Federal, state or local taxes, or if no such payments are due or to become due to such Participant, then such Participant shall be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Committee in its sole discretion.

                  6.3 SARs. The terms and conditions of each SAR granted under the Plan shall be specified by the Committee, in its sole discretion, shall be set forth in a written agreement between the Company and the Participant in such form as the Committee shall approve, and shall be clearly identified therein as an SAR. The Committee shall have the power to grant, simultaneously with the grant of a Non-Qualified Option or at any other time, stock appreciation rights with respect to that portion of Common Stock as the Committee in its discretion determines. Such rights may be granted separately and exclusively ("Exclusive SARs") or in connection with a Non-Qualified Option ("Attached SARs") either at the time of grant of such Non-Qualified Option or upon any amendment thereof. The terms and conditions of any SAR granted hereunder need not be identical to those of any other SAR granted hereunder. Notwithstanding the above, the terms and conditions of SARs shall include the following:

                  6.3.1 Exclusive SARs shall include in their terms the fair market value, for purposes of this section 6.3, of one (1) share of the Company's Common Stock and shall provide that such SAR shall not be exercisable prior to a date as determined by the Committee.

                  6.3.2 An Attached SAR may be exercised only to the extent the Non-Qualified Option to which it relates is exercisable.

                  6.3.3 An SAR shall entitle the holder thereof to exercise such SAR (or any portion thereof), and in the case of an Attached SAR, to surrender simultaneously the Non-Qualified Option (or such portion thereof) to the Company, and to receive from the Company in exchange therefor cash, or its equivalent in shares of Common Stock, or any combination thereof as determined in the sole discretion of the Committee, having an aggregate value equal to the excess of the value of one (1) share of Common Stock at the date of exercise over the value thereof upon the date the SAR exercised was granted, as determined pursuant to section 6.3.1 above, times the number of SARs exercised or the number of Non-Qualified Options surrendered.

                  6.3.4 The Committee reserves the right to call for the exercise of an SAR at any time without the approval of the holder of such SAR.

                  6.3.5 If the Committee elects to pay part or all of the benefit determined in accordance with section 6.3.3 above in shares of Common Stock, the value of a share of Common Stock for such purpose shall be the fair market value, as determined in accordance with section 6.2.2 hereof, on the date of exercise. Provided, however, that fractional shares shall not be delivered under this paragraph 6.3.5, and in lieu thereof a cash adjustment shall be made.

                  6.3.6 It shall be a condition to the obligation of the Company, upon settlement of an SAR, that the holder thereof pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold Federal, state or local income or other taxes incurred by reason of the exercise of the SAR. If the amount requested is not paid, the Company may refuse to conclude settlement of the SAR.

                  6.4 Terms and Conditions Common to All Options. All Options granted under the Plan shall include the following provisions:

                  6.4.1 All Options, by their terms, shall not be transferable otherwise than by last will and testament or the laws of descent and distribution, and, during an Participant's lifetime, shall be exercisable only by the Participant.

                  6.4.2 Each Option shall state the number of shares to which it pertains and the requirements and vesting schedule thereof, if any.

                  6.4.3 Except as otherwise provided in section 6.4.4 (relating to permanent and total disability), 6.4.5 (relating to death), and
         6.4.6 (relating to "cause"), in the event a Participant shall cease to be employed by the Company or a Subsidiary of the Company on a full-time basis for any reason, the unexercised portion of any Option held by such Participant at that time may only be exercised within three (3) months after the date on which the Participant ceased to be so employed, and only to the extent that the Participant could have otherwise exercised such Option as of the date on which he ceased to be so employed; provided, however, if the Participant shall die within said three (3) month period, then the period during which any Option may be exercised shall be extended to the date that is one (1) year after the Participant ceased to be employed by the Company; provided, further, that in no event may such Option be exercised beyond the expiration of the term of the Option.

                  6.4.4 In the event a Participant shall cease to be employed by the Company or any Subsidiary of the Company on a full-time basis by reason of his "permanent and total disability" (within the meaning of section 22(e)(3) of the Code), the unexercised portion of any Option held by such Participant at that time may only be exercised within one
         (1) year after the date on which the Participant ceased to be so employed, and only to the extent that the Participant could have otherwise exercised such Option as of the date on which he ceased to be so employed; provided that in no event may such Option be exercised beyond the expiration of the term of the Option.

                  6.4.5 In the event a Participant shall die while in the full-time employ of the Company or a Subsidiary of the Company, the unexercised portion of any Option held by such Participant at the time of his death may only be exercised within one (1) year after the date of such Participant's death, and only to the extent that the Participant could have otherwise exercised such Option at the time of his death. In such event, such Option may be exercised by the executor or administrator of the Participant's estate or by any person or persons who shall have acquired the Option directly from the Participant by last will and testament or the applicable laws of descent and distribution.

                  6.4.6 In the event a Participant is terminated from employment with the Company for "cause," such Participant's right to exercise any Option granted hereunder, weather vested or non-vested, shall terminate upon notice of discharge. For purposes of this paragraph, "cause" shall mean final conviction of a felony, adjudication of bankruptcy, nonacceptance of office or conduct prejudicial to the interests of the Company.

                  6.4.7 If an Participant shall cease to be employed by the Company or any Subsidiary of the Company for any reason, the Company, at its discretion, may elect to repurchase from the Participant or his legal representative any and all Common Stock received by such Participant upon exercise of any Options as of the date of termination for a price per share equal to the exercise price of such Options. The Company's right to repurchase the Common Stock shall continue for a period of six (6) years from the date of grant of such Option. The payment for shares of Common Stock repurchased by the Company pursuant hereto shall be made, in cash or by check, at the address of the Participant as set forth in the stock records of the Company, or at such other location as the parties to the repurchase may mutually agree. Upon payment by the Company in compliance with the provisions of this section 6.4.7, the Participant or his legal representative shall deliver to the Company for cancellation the certificate(s) evidencing the Common Stock repurchased by the Company. The failure of the Participant or legal representative to so deliver the certificate(s) shall not impinge the validity of the Company's repurchase.

                  6.4.8 With respect to Non-Qualified Options and SARs, for purposes of this Section 6.4, a person shall be treated as an employee of the Company or a Subsidiary of the Company if such person is employed, as such term is used in Code section 422 and the Treasury Regulations promulgated thereunder, on a full-time basis by the Company, any Subsidiary of the Company, or National, or is a director of any of said entities. Notwithstanding anything in the Plan to the contrary, the Committee may grant Non-Qualified Options and SARs to Employees, as such term is defined in Section 2.5 hereof with respect to Non-Qualified Options and SARs, that do not include the provisions of Section 6.4.3 through 6.4.7, or that include modified versions thereof, provided the option agreement evidencing such options reflects such deletions or modifications.

                  6.5 Payment of Exercise Price with Previously Issued Stock. Except as otherwise provided in an option agreement between the Company and a Participant granting an ISO or a Non-Qualified Option to such Participant, the Committee may permit the option price for any ISO or Non-Qualified Option granted under the Plan to be paid, in whole or in part, with previously issued Common Stock of the Company (valued as of the date of exercise of such Option).

                  6.6 Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, and with respect to ISOs as permitted by the Code, the Committee, in its discretion, may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options and substitutions therefor; provided, however, that no modification, extension, renewal, revision or cancellation of an Option shall, without the consent of the optionee thereof, cause an ISO to become a Non-Qualified Option or, except as otherwise set forth herein, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

                  6.7 Fixed Option Grant of Non-Qualified Stock Options to Certain Directors. Each Director of the Company who is not an employee of the Company ("Non-Employee Director") shall on January 2, 1998, for fiscal year 1998, without the need of further action on the part of the Company, automatically be granted a Non-Qualified Option to acquire ten thousand (10,000) shares of Common Stock. Additionally, each year thereafter, at the first Board meeting following the annual meeting of the Company's stockholders, each Non-Employee Director on such date shall automatically be granted a Non-Qualified Option to acquire ten thousand (10,000) shares of Common Stock. All such Non-Qualified Options shall have a per share exercise price equal to the fair market value of a share of Common Stock at the close of business on the date of grant. If the stock is listed upon an established stock exchange or exchanges, such fair market value shall be deemed to be the last sales price of the Common Stock on such stock exchange or exchanges on the day the Option is granted or if no sale of the Company's Common Stock shall have been made on any stock exchange on that day, on the next preceding day on which there was a sale of such stock. During such time as the Common Stock is not listed upon an established stock exchange, the fair market value per share shall be determined by the Committee. The provisions of this section 6.7 may not be amended more than once every six (6) months, other than to comply with changes in the Code, ERISA, or rules promulgated thereunder.

                  6.8 Transfer of Non-Qualified Options and SARs. Except as provided in this section 6.8 or as specifically permitted in the governing option agreement, no NonQualified Option or SAR shall be transferable by the optionee other than by last will and testament or the applicable laws of descent and distribution, and during the lifetime of the optionee, Non-Qualified Options and SARs granted hereunder may be exercised only by the optionee. Notwithstanding anything in this section 6.8 to the contrary, any Participant of a Non-Qualified Option or SAR may transfer same to members of his immediate family (or to one or more trusts for the benefit of such family members or to partnerships or limited liability companies in which such family members or trusts are the only partners or members), if (i) the option agreement with respect to which such Non-Qualified Option or SAR relates expressly so provides, and (ii) the Participant does not receive any consideration for the transfer. Any Non-Qualified Option or SAR held by any such transferees would continue to be subject to the same terms and conditions that are applicable to such Options immediately prior to their transfer.

                  6.9 Rights as a Stockholder. Any optionee or transferee of an Option granted hereunder shall have no rights as a stockholder of the Company with respect to any shares of Common Stock to which such Option relates until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as otherwise required by section 7 hereof.

                  6.10 Other Option Agreement Provisions. The option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of Options, as the Committee shall deem advisable. Any ISO agreement hereunder shall contain such limitations and restrictions upon the exercise of ISOs as shall be necessary in order that such ISOs will be "incentive stock options" as defined in section 422 of the Code, or to conform to any change in the law, which provisions shall control any inconsistent or contradictory provision of the Plan.

         Section 7. Adjustments.

                  7.1 Reorganization, Merger, Recapitalization, Etc. Subject to any required action by the Company's shareholders, in the event that, after the adoption of the Plan by the Board of Directors, the outstanding shares of the Company's Common Stock shall be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation through reorganization, merger or consolidation, recapitalization, reclassification, stock split, split-up, combination or exchange of shares or declaration of any dividends payable in Common Stock or in any other manner effected without the receipt of consideration by the Company, the Committee shall appropriately adjust (i) the number of shares of Common Stock (and the option price per share) subject to the unexercised portion of any outstanding Option (to the nearest possible full share), provided, however, that the limitations of sections 422 and 424 of the Code shall apply with respect to adjustments made to ISOs so as not to cause any ISO to cease to qualify as an ISO under Code section 422, and (ii) the number of shares of Common Stock for which Options may be granted under this Plan, as set forth in section 4.1 hereof, and such adjustments shall be effective and binding for all purposes of this Plan.

                  7.2 Sale of Not Less Than 50% of Common Stock. Notwithstanding
section 7.1, upon the closing of any offer to holders of not less than fifty percent (50%) of the Company's Common Stock relating to the acquisition of their shares in a single transaction or related series of transactions, including, without limitation, through purchase, merger or otherwise, or any transaction relating to the acquisition of substantially all of the assets or business of the Company, the Committee may make such adjustment as it deems equitable in respect of outstanding Options including, without limitation, the revision or cancellation of any outstanding Options; provided, that, to the extent any such Options shall be vested, such cancellation or revision shall be based upon the difference between the acquisition value for the Company's Common Stock and the exercise price of such Options. Any such equitable determination by the Committee shall be effective and binding for all purposes of this Plan and any option agreement hereunder.

                  7.3 Acceleration of Vesting. A dissolution or liquidation of the Company or a merger, consolidation or acquisition in which the Company is not the surviving corporation shall cause the vesting date of each outstanding Option to accelerate and be exercisable within sixty (60) days prior to such occurrence in whole or in part.

                  7.4 Limited Rights Upon Company's Restructure. Except as hereinbefore expressly provided in this section 7, an optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation, or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option granted hereunder.

                  7.5 Effect of Options on Company's Capital and Business Structure. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

         Section 8. Effect of the Plan on Employment Relationship. Neither the Plan nor any Option granted hereunder to an Employee shall be construed as conferring upon such Participant any right to continue in the employ of the Company or the service of the Company or any Subsidiary, as the case may be, or limit in any respect the right of the Company or any Subsidiary to terminate such Participant's employment or other relationship with the Company or any Subsidiary, as the case may be, at any time.

         Section 9. Amendment of the Plan. The Board of Directors may, as permitted by law, amend the Plan from time to time as it deems desirable; provided, however, that, without the approval of the holders of a majority of the outstanding Common Stock of the Company entitled to vote thereon at a shareholders' meeting, the Board of Directors may not amend the Plan to (i) increase (except for increases due to adjustments in accordance with section 7 hereof) the aggregate number of shares of Common Stock for which Options may be granted hereunder, (ii) increase the benefits accruing to a Participant under this Plan, including any decrease in the minimum exercise price specified by the Plan in respect of ISOs, (iii) change the class of Employees eligible to receive Options under the Plan, or (iv) make any other revision to the Plan as it relates to ISOs that requires shareholder approval under the Code. Notwithstanding any other provision of the Plan, shareholder approval of amendments to the Plan need not be obtained if such approval is not required under Rule 16b-3 (to the extent applicable to the Company) as of the effective date of such amendments, and with respect to ISOs, if such approval is not required under Code section 422.

         Section 10. Compliance with Rule 16b-3 and Code Section 422. The Company shall use its best efforts to maintain the Plan, and to assure the Options are granted and exercised under the Plan, in accordance with Rule 16b-3 (to the extent Rule 16b-3 could be applicable to any transaction in securities arising in connection with the Plan), and with respect to ISOs, Code section 422, as said Rule 16b-3 and Code section 422 may be amended from time to time, and any and all successor statutes and regulations thereof, including without limitation, the seeking of any appropriate amendments to the Plan and all requisite approvals and consents of such amendments; provided, however, that except as otherwise set forth in the Plan, the Company shall take no action that adversely affects Options then outstanding under the Plan without the prior written consent of the holders of such Options.

         Section 11. Investment Purpose. Each Option under the Plan shall be granted on the condition that the purchases of stock thereunder shall be for investment purposes, and not with a view to resale or distribution, except that in the event the stock subject to such Option is registered under the Securities Act of 1933, as amended, or in the event a resale of such stock without such registration would otherwise be permissible under applicable laws, rules and regulations. Such condition shall be inoperative if, in the opinion of counsel for the Company, such condition is not required under the Securities Act of 1933 or any other applicable law, regulation, or rule of any governmental agency.

         Section 12. Indemnification of Committee. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within sixty (60) days after institution of any such action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity, at its expense, to handle and defend the same.

         Section 13. Termination of the Plan. The Board of Directors may terminate the Plan at any time. Unless the Plan shall theretofore have been terminated by the Board, the Plan shall terminate ten (10) years after the date of its initial adoption by the Board of Directors. No Option may be granted hereunder after termination of the Plan. The termination or amendment of the Plan shall not alter or impair any rights or obligations under any Option theretofore granted under the Plan.

         Section 14. Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Options granted hereunder shall be used for general corporate purposes.

         Section 15. No Obligation to Exercise Option. The granting of an Option hereunder shall impose no obligation upon the optionee thereof to exercise such Option.

         Section 16. Effective Date of the Plan. This Plan shall be effective as of January 1, 1998.

         This Plan was adopted and approved by the Board of Directors on the ____ day of ______________, 1997 and the Company's shareholders, on the ____ day of ______________, 1997.


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                                    Secretary